UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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Filed by a Party other than the Registrant [   ]

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[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant Sec.240.14a-12

MEDIA SCIENCES INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

MEDIA SCIENCES INTERNATIONAL, INC.
8 Allerman Road
Oakland, New Jersey 07436

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, January 19, 2006
Time:	10:00 A.M., local time
Place:	Teaneck Marriott at Glenpointe 100 Frank W Burr Boulevard Teaneck, NJ 07666

Purposes of the meeting:

o	To elect seven members of the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualifed;
o	To vote upon a proposal to amend the Company’s 1998 Incentive Plan to increase the number of shares of common stock reserved for issuance from 500,000 to 1,000,000;
o	To vote upon the ratification of the issuances of employment-issued stock options for 200,000 shares of common stock;
o	To ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006; and
o	To act on such other business as may properly come before the Annual Meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. The Proxy Statement, proxy card and our Annual Report on Form 10-KSB are being distributed on or about December 28, 2005.

Record date, voting, and attendance:

November 28, 2005 is the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. The stock transfer books will remain open between the record date and the date of the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. Proxies are revocable, and any stockholder may withdraw his or her proxy and vote in person at the meeting.

If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. If you hold shares in street name but will not attend the meeting, we request that you return your instructions to vote your shares to your broker. The proxy contains proposals, some of which may be acted upon at the discretion of the broker, however, brokers can no longer vote the “street name” shares on your behalf with respect to stock plans without any instruction from you. The instructions to do this are included with these proxy materials.

By order of the Board of Directors /s/ Denise Hawkins Denise Hawkins, Secretary

Oakland, New Jersey
November 28, 2005

Whether or not you intend to attend the meeting, please vote by Internet or telephone, or complete, sign and return the enclosed proxy card in the postage-paid envelope provided.

TABLE OF CONTENTS

                                                                            Page

Voting Information                                                             3
Proposal No. 1.  Election of Directors                                         7
Business Experience of Nominees                                                8
Other Information About Directors                                              9
Director Compensation                                                         10
Board Committees and Meetings                                                 10
Code of Ethics                                                                11
Report of the Audit Committee                                                 12
Certain Relationships and Related Transactions                                13
Description of Our Securities                                                 14
Stock Ownership                                                               15
Section 16(a) Beneficial Ownership Reporting Compliance                       17
Executive Compensation                                                        18
Equity Compensation Plan Information                                          21
Independent Registered Public Accounting Firm                                 23
Principal Accounting Fees and Services                                        24
Proposal No. 2.  To consider an amendment to the Company's 1998 Incentive     25
   Plan to increase the number of shares of common stock reserved for issuance from 500,000 to 1,000,000
Proposal No. 3.  To vote upon the ratification of the issuances of            30
   employment-issued stock options for 200,000 shares of common stock
Proposal No. 4.  Ratification of selection of independent registered public   32
   accounting firm
Stockholder Proposals                                                         33
Annual Report                                                                 33
Financial Statements                                                          33
Communications with Directors                                                 33
Householding of Proxy Materials                                               33
Other Action at Meeting                                                       34
Appendix A - Audit Committee Charter                                          35
Appendix B - Compensation Committee Charter                                   38
Appendix C - Nominating Committee Charter                                     40
Appendix D - 1998 Incentive Plan, as amended and restated                     42

MEDIA SCIENCES INTERNATIONAL, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 19, 2005

VOTING INFORMATION

Date, time and place of meeting

The enclosed Proxy is solicited on behalf of the Board of Directors of Media Sciences International, Inc. for use at the Annual Meeting of Stockholders to be held on Thursday, January 19, 2006 at 10:00 A.M., local time, at the Teaneck Marriott at Glenpointe, 100 Frank W Burr Boulevard, Teaneck, NJ 07666, or at any adjournment of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about December 28, 2005, to all stockholders entitled to vote at the Annual Meeting and to those entitled to notice of the proposals.

Purpose of meeting

There are four proposals scheduled to be voted on at the meeting, which are described in more detail in this Proxy Statement:

o	the election of seven directors;
o	the vote upon a proposal to amend the Company's 1998 Incentive Plan to increase the number of shares reserved for issuance;
o	the ratification of the issuances of employment-issued stock options; and
o	the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm.

Who can vote?

You can vote if you were a stockholder of record of our common stock as of the close of business on November 28, 2005. Our common stock is the only class of voting stock, and there is no cumulative voting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

o	held directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as a “holder of record”, and
o	held for you in an account with a broker, bank or other nominee (which means your shares are held in “street name”).

Am I entitled to vote if my shares are held in “street name”?

If a bank or brokerage firm holds your shares, you are considered the “beneficial owner” of share held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares at its discretion on the election of directors (Proposal No. 1), and the ratification of the appointment of the independent registered public accounting firm (Proposal No. 4). Absent your instructions, the record holder will not be permitted, however, to vote your shares on the proposal to amend the Company’s 1998 Incentive Plan (Proposal No. 2) or the ratification of stock option issuances (Proposal No. 3), and your shares will be considered “broker non-votes” on this proposal.

How many shares must be present to hold the meeting?

A majority of our outstanding shares of common stock as of the record date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 10,981,106 shares of common stock outstanding. Your shares are counted as present at the meeting if you have properly voted by Internet or telephone or submitted a proxy card prior to the meeting, or are present and vote in person at the meeting.

What vote is required to approve each proposal?

o	Election of Directors. Directors will be elected by a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. This means that the seven nominees who receive the largest number of “FOR” votes will be elected as directors. Any director who receives more “withhold” or “against” votes than “for” votes will be required to submit to the Board a letter of resignation for consideration by the Board’s Nominating and Corporate Governance Committee. The Committee would then make a recommendation regarding the resignation to the Board.
o	Amendment to Incentive Plan. The proposal to amend the Company’s incentive plan requires the “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
o	Ratification of Issuance of Employee Stock Options. The proposal to ratify the employment-issued stock options requires the “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
o	Ratification of Accountants. The proposal to ratify the appointment of the independent certified public accountants requires the “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

You may vote “FOR”, “AGAINST” or “ABSTAIN” on the proposals to amend the Company’s incentive plan, to ratify the issuance of employee stock plans, and to ratify the appointment of the independent auditor. If you abstain from voting on these proposals, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. Broker non-votes are not considered shares entitled to vote.

All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each proposal.

How will broker non-votes be treated?

If you hold shares beneficially in street name, a voting instruction form will be forwarded to you by your bank, broker or other holder of record. If you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from you. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are treated as shares present for quorum purposes, but not entitled to vote, thus effectively reducing the number of shares needed to approve the proposal. Your broker will be entitled to vote your shares at its discretion on the election of directors (Proposal No. 1), and the ratification of the appointment of the independent registered public accounting firm (Proposal No. 4), without your voting instructions on these items. Your instructions are needed to vote on the proposal to amend the Company’s 1998 Incentive Plan (Proposal No. 2) and the ratification of the stock option issuances (Proposal No. 3).

Am I entitled to dissenters’ right of appraisal?

The actions to be acted upon at the annual meeting do not invoke dissenters’ right of appraisal.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the proposals.

How do I vote my shares without attending the meeting?

Whether you hold shares directly, in street name, or through a stock ownership plan, you may direct your vote without attending the Annual Meeting.

If you are a stockholder of record, you may vote by granting a proxy, as follows:

o	By Internet or Telephone—You may submit your proxy by following the instructions on the proxy card. If you vote in this way, you do not need to return your proxy card. The telephone and Internet voting procedures are designed to authenticate your identity as a stockholder, allow you to give your voting instructions and confirm that your instructions have been recorded properly. The deadline for telephone and Internet voting is 11:59 p.m. Eastern Daylight Saving Time on January 18, 2006.
o	By Mail—You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

If your shares are held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. Please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to see which voting options are available to you. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your broker, trustee, or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the meeting?

Even if you plan to attend the meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting and:

o	you are a stockholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.
o	you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring your proxy card (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

May I change my vote, or revoke my proxy?

Yes.     Whether you have voted by mail, telephone or the Internet, you may change your vote and revoke your proxy by:

o	voting by telephone or the Internet at a later time,
o	submitting a properly signed proxy card with a later date,
o	voting in person at the Annual Meeting, or
o	sending a signed statement with a later date to that effect to Media Sciences International, Inc., Attn.: Corporate Secretary, 8 Allerman Road, Oakland, New Jersey 07436.

Who is soliciting the proxies?

The attached Proxy is solicited on behalf of our Board of Directors. We will bear the cost of soliciting proxies. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, we may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors consists of seven members. Directors serve for a term of one year, and until their respective successors are duly elected and qualified at our Annual Meeting, and are elected annually.

Nominees

The nominees for election to the Board of Directors are set forth below. Each nominee is a present director standing for re-election. We know of no reason why any nominee should be unable or unwilling to serve as a director. However, if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for such substitute nominees as management may designate.

Name              Age  Position                              Board Committees
----------------  ---  ------------------------------------  -------------------------------------
Michael W. Levin  40   Chief Executive Officer, President
                       and Chairman of the Board
Frances Blanco    44   Vice President Sales and Marketing,
                       Treasurer, and Director
Paul C. Baker     68   Director                              Audit Committee,
                                                               Compensation Committee
                                                               (Chairperson), and Corporate
                                                               Governance and Nominating Committee
Edwin Ruzinsky    72   Director                              Audit Committee (Chairperson), and
                                                               Corporate Governance and Nominating
                                                               Committee
Donald Gunn       53   Director and Vice President of
                       Engineering
Henry Royer       73   Director                              Compensation Committee and
                                                               Corporate Governance and Nominating
                                                               Committee
Alan Bazaar       35   Director                              Audit Committee,
                                                               Compensation Committee, and
                                                               Corporate Governance and Nominating
                                                               Committee (Chairperson)

Required Votes

The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Media Sciences International. Votes withheld and broker non-votes are not counted toward a nominee’s total.

The Board of Directors recommends a vote “FOR”
the election of each of the nominated directors.

BUSINESS EXPERIENCE OF NOMINEES

Michael W. Levin, Chief Executive Officer, President and Chairman of the Board:

Michael W. Levin has served as our Chief Executive Officer, President and Chairman of the Board since June 18, 1998. Mr. Levin served on the Compensation Committee until January 2005. Before June 1998, he had served as President, Treasurer, Secretary and Chairman of Media Sciences’ predecessor, Cadapult Graphic Systems Inc. (“CGSI”) since 1987, when he founded CGSI while attending Lehigh University. He is responsible for the senior management team as well as merger and acquisition activity and corporate finance. In 2002, Mr. Levin was recognized in Business News New Jersey’s annual “40 under 40” issue, which profiles the state’s outstanding business leaders under the age of 40. He also was selected as the honorary annual fundraising chairman for the Children’s Cancer Research Fund of New York Medical College in 1999. In 1987, Mr. Levin graduated summa cum laude from Lehigh University, receiving a Bachelor of Science Degree in Mechanical Engineering.

Frances Blanco, Vice President of Sales Marketing, Treasurer, and Director:

Frances Blanco has served as our Vice President of Sales and Marketing Marketing since April 2005 and, Treasurer, and a Director since June 18, 1998. She also served as Secretary from June 18, 1998 through June 30, 2004. From 1993 to June 18, 1998, she served as Vice President of Marketing and Investor Relations, Treasurer, Secretary and a director of CGSI. Blanco manages all aspects of marketing, including brand identity, demand creation and vendor relationships for us as well as investor relations. From 1984 through 1989, Blanco was a Reseller Account Manager at Lotus, where she designed and implemented tactical channel programs. From August 1989 through June 1993, Blanco served as a Business Development Manager at Tektronix, Inc., where she was responsible for the development of color printing standards in strategic customers. She earned a Bachelor of Science degree in Marketing from Bentley College in 1982 and a Masters of Business Administration degree from Boston College in 1985.

Paul C. Baker, Director:

Paul C. Baker has served as a Director since June 18, 1998. Mr. Baker is the chairman of the Compensation Committee and also serves on the Audit Committee. From 1986 to 2000 he was President of Sherwood Partners, Inc., a venture capital and management consulting company, which he founded, that focused on developing companies with high growth potential. From 2000 to present, he has been a General Partner of PCB Associates, LLC which performs similar services. Prior to 1986, Baker held various management positions during 25 years of employment with American Cyanamid Co., including President of Cyanamid’s Shulton, Inc. subsidiary from 1977 to 1979 and Group Vice President of Cyanamid from 1979 to1984. He currently serves as a member of the board of Pascack Community Bank. Baker graduated from Lehigh University in 1959 and 1960 with degrees in Engineering and Liberal Arts and received his MBA degree from Fairleigh Dickinson University in 1963.

Edwin Ruzinsky, Director:

Mr. Ruzinsky has served as a Director since August 27, 1999 and is the chairman of the Audit Committee. He is a Certified Public Accountant and a Certified Management Consultant. Prior to his retirement on June 1, 1996 as a Partner in Deloitte Consulting LLC, a wholly-owned subsidiary of Deloitte & Touche LLP, he served for many years as the firm’s National Director-Media Industry Services. He previously served Times Mirror Company as Vice President of Finance & Administration/Book Publishing Group and Parent’s Magazine Enterprises, Inc. as Chief Accounting Officer. Mr.Ruzinsky continues serving as a member of the Pace University/Dyson School of Liberal Arts & Sciences/Master of Science in Publishing Advisory Board. He is currently a member of the Board of Gentis, Inc., engaged in the research and development of therapeutic products for the repair and regeneration of human tissues (such as cartilage tissue and intervertebral disc tissue) through the use of scaffolds that beneficially affect progenitor and other cells at the site of repair or regeneration. On March 31, 2005, Dowden Health Media, Inc. on whose board Mr. Ruzinsky served, was sold.

Donald Gunn, Vice President of Engineering and Director:

Donald Gunn has served as a Director since December 23, 1999. Since December 13, 1999, he has served as Vice President of Engineering. Gunn manages product development and strategic major account relationships for Media Sciences. He founded ultraHue, Inc., a manufacturer of ink and toner products for computer printers in March 1996. He served as President and Chief Executive Officer of ultraHue until we acquired ultraHue on December 13, 1999. From June 1997 to November 1998, he served as the Western Sales Manager for Invention Machine Corporation, a Boston based provider of software designed to aid engineers in the development of engineering solutions. From August 1995 to May 1997, he worked as Regional Manager for the Pacific Northwest for 3D Systems, located in Valencia, California, a company that produces stereo lithography machines. From October 1987 to August 1995, he worked for the Color Printer Division of Tektronix, Inc., located in Wilsonville, Oregon, in various sales and marketing positions, including Major Account Manager and VAR Account Manager for the Western United States. From July 1986 to October 1987, he worked as a sales manager for Silma, Inc., located in Santa Clara, California, a company that produced software for industrial equipment. From January 1985 to June 1986, he was the Western Area Sales Manager for AAB Robotics, located in Fort Collins, Colorado, a company that produced equipment for the welding industry. He received a Bachelors of Science degree in Electrical Engineering from the University of Illinois in 1974.

Henry Royer, Director:

Henry Royer has served as a Director since December 23, 1999. Mr. Royer serves on the Compensation Committee. From 1965 to 1983, Mr. Royer held several positions at First National Bank of Duluth, serving as Executive Vice President/Loans when he left First National Bank. He then joined The Merchants National Bank of Cedar Rapids, now named US Bank Cedar Rapids, N.A., where he served as Chairman and President until August 1994. From September 1994 through December 31, 1997, he served as the President and Chief Executive Officer of River City Bank, Sacramento, California. He served as an Independent Trustee of Berthel Growth & Income Trust I from its date of inception in 1995 through February 5, 1999, when he resigned to join Berthel Fisher & Company Planning Inc., and was elected President of Berthel Trust in July 1999. He was elected President of Berthel SBIC, LLC in August 1999 and resigned on September 15, 2005. He currently serves as Chairman of the board of Cedar Rapids Bank and Trust and as a member of the board of QCR Holdings, Inc., a bank holding company. He also serves on various Boards of privately-held companies. He graduated in 1953 from Colorado College with a B.A. in Money and Banking.

Alan Bazaar, Director:

Alan Bazaar has served as a Director since June 30, 2004. Mr. Bazaar serves on both the Audit Committee and the Compensation Committee. He is a Certified Public Accountant. Mr. Bazaar is a Vice President and Portfolio Manager at Richard L. Scott Investments, LLC. His responsibilities include co-managing a public company portfolio for Richard L. Scott Investments, LLC, a value-oriented, family investment office, focused on both public and private equity investments. Mr. Bazaar performs all elements of due diligence on perspective investment companies. From 1995 to July 1999, Mr. Bazaar was with Arthur Andersen LLP. At Arthur Andersen, he worked for both the Assurance and Financial Buyer’s Practices and in his last position he served as a Supervisory Senior Consultant in their Business Fraud and Investigation Services Unit. Mr. Bazaar graduated from Bucknell University in 1992 with a degree in History, and he received a MBA from New York University, Leonard N. Stern School of Business in 1997.

OTHER INFORMATION ABOUT DIRECTORS

Other than Mr. Royer, who is a Board member of QCR Holdings, Inc., a reporting company, and Mr. Baker, who is a Board member of Pascack Community Bank, none of the directors are directors of other reporting companies. None of the directors are associated by family relationships. None of the directors during the past five years have been: involved in a bankruptcy petition or a pending criminal proceeding; convicted in a criminal proceeding excluding traffic and minor offenses; subject to any order, judgment, or decree, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

DIRECTOR COMPENSATION

We have a compensation plan for our independent directors. For the year ended June 30, 2005, eligible outside directors were paid $5,000 per year, payable quarterly, for attendance at regular and special meetings. Effective July 1, 2005, eligible outside directors are paid $10,000 per year, payable quarterly, for attendance at regular and special meetings and may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and for other expenses incurred in their capacity as directors of Media Sciences. Outside directors are granted five or ten year stock options under the incentive stock option plan to purchase 10,000 shares of common stock, exercisable at the fair market value on the date of appointment to the Board. Outside directors will also be granted, annually, additional stock options to purchase 10,000 shares of common stock.

BOARD COMMITTEES AND MEETINGS

During the fiscal year that ended on June 30, 2005, the Board of Directors held five meetings. During this period, all of the directors serving on the Board at the time attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors. The Audit Committee met four times in connection with fiscal year 2005.

Audit Committee

We have an Audit Committee which acts under a written charter adopted by the Board of Directors. The members of the Audit Committee are Edwin Ruzinsky, Paul Baker and Alan Bazaar.

Mr. Ruzinsky and Mr. Bazaar are financial experts. The function of the Audit Committee includes reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of Media Sciences, reviewing with Media Sciences’ independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distribution by Media Sciences. Each member of the Audit Committee is independent as defined under the American Stock Exchange’s listing standards. The Audit Committee consists of non-employee directors whom Media Sciences has determined are free of any relationship that could influence their judgement as a committee member and are not associated with a major vendor to, or a customer of, Media Sciences.

Compensation Committee

We have a Compensation Committee which acts under a written charter adopted by the Board of Directors. The members of the Compensation Committee are Paul Baker, Henry Royer and Alan Bazaar. The function of the Compensation Committee is to make determinations concerning salaries and incentive compensation for our officers and employees.

Nominating Committee

In 2005, we established a Nominating and Corporate Governance Committee pursuant to a written charter adopted by the Board of Directors. The members of the Nominating and Corporate Governance Committee are Alan Bazaar, Henry Royer, Paul Baker and Edwin Ruzinsky.

The Committee assists the Board in determining the desired experience, mix of skills and other criteria and qualities appropriate for Board membership. In considering candidates to serve as directors, the Committee considers all factors it deems relevant, including: intelligence, high personal and professional ethics, values, integrity and sound judgment; education; business and professional skills and experience; familiarity with our business and the industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders.

In seeking candidates for directors, members of our Committee may use their business, professional and personal contacts, accept the recommendations from other Board members, stockholders or management, and engage a professional search firm.

The process for evaluating candidates and the manner of evaluation conducted by the Committee shall be the same regardless of the category of person recommending the proposed nominees.

The Committee shall use such resources and information, as it deems appropriate, to evaluate each of the individuals it is considering to recommend that the Board nominate to serve as a director of the company, including all submitted materials, third party references, interviews, publicly available reference items, and professional advice concerning applicable laws, rules, regulations and listing standards as well as taking into account factors relative to the size and overall composition of the Board such as the mix of expertise and capabilities of existing Board members, desirable skills and competencies that would enhance Board performance, and the ability of the Board as a whole to work together effectively in the best interests of the company.

We will consider director candidates recommended by security holders. Stockholders who wish to recommend candidates for director should submit such recommendations to the attention of the Board of Directors at our corporate office. To be considered by the Committee a stockholder recommendation for a nominee must be made in writing to our Corporate Secretary at our principal executive offices no later than 45 days before the date on which the proxy statement for the previous year’s annual meeting of stockholders was first mailed to stockholders. Such communication should describe why the candidate meets the Board’s criteria described above, include the candidate’s and recommender’s names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated, and include the proposed nominee’s written consent to serve as a nominee, if nominated, and as a director, if elected. In considering stockholder recommendations for nominees, the Committee may request additional information concerning the nominee or the applicable stockholder or stockholders. Stockholder recommendations that meet such requirements will be considered using the same criteria as other candidates by the Committee.

Selection of Committee Members

Members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are selected each year by our Board of Directors after our annual stockholders’ meeting. Selection to a committee of the Board of Directors is determined by the majority vote of the Board of Directors. The Board of Directors intends to elect incumbent directors who are re-elected to the Board of Directors to continue to serve on the committees they presently serve. Members of each committee consists of at least three non-employee members of the Board, all of which are, in the business judgment of the Board, independent directors under the rules of the American Stock Exchange, except in circumstances provided for in the committee charters where that is impractical or where American Stock Exchange rules or other applicable rules set a time limitation for service or other restriction.

Committee Charters

The Board has adopted a charter for each of the committees described above. The charters may be viewed online at www.mediasciences.com.

Director Attendance at Annual Stockholder Meetings

The Board has not adopted a policy regarding director attendance at the annual stockholder meeting. Directors are invited to attend. Directors Michael L. Levin and Frances Blanco attended last year’s annual meeting.

CODE OF ETHICS

We have adopted a Code of Ethics. Our Code of Ethics is available on our website at www.mediasciences.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Media Sciences International, Inc. is composed of independent directors as required by and in compliance with the listing standards of the American Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm, J.H. Cohn LLP, is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2005 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with them their independence. The Audit Committee has concluded that J.H. Cohn LLP is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 for filing with the Securities and Exchange Commission.

Dated: September 8, 2005

Members of the Audit Committee

Edwin Ruzinsky
Paul Baker
Alan Bazaar

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Between August 2000 and September 2003, we borrowed an aggregate of $450,000 from Michael W. Levin, our President. The funds were used for general corporate purposes. The debt was structured through two notes payable. The first note, in the amount of $255,000, bore an interest rate of 10% per annum and was payable in monthly installments of interest only through May 2004. The second note, in the amount of $195,000, bore an interest rate of 20% per annum and was payable in monthly installments of interest only through May 2005. In January 2004, Mr. Levin, voluntarily reduced the interest rate on the loan due May 2005 to 10%. We repaid both loans in May and June 2004. There is no representation or assurance made that Mr. Levin will make any further loans to us.

The terms of loans from our officers, directors, and others having relationships with our officers and directors were determined by the Board of Directors in light of our financial condition, the terms of previous borrowings from such persons, and the terms on which short-term loans were available from public resources. The terms of these loans were deemed fair to the company and viewed as arm’s length transactions. There are no ongoing contractual or other commitments with any of these persons resulting from these transactions, and there is no representation or assurances made that any of these persons will make any further loans to us.

In December 2002, we entered into four, one-year notes aggregating $100,000 and bearing simple interest of 20%, payable quarterly. In December 2003, we repaid the notes in full. Three of the note holders were persons who bear the following relationships with Media Sciences or with our officers and directors: Paul Levin is the father of Michael W. Levin, President and Chairman of Media Sciences; Frank and Edna Blanco are the parents of Frances Blanco, Vice President and a director of Media Sciences; and Mitchell Baker is the son of Paul Baker, a director of Media Sciences.

In October 2002, we borrowed $100,000 at a 23% interest rate, with interest due monthly, from Paul Baker, a director of Media Sciences. This loan matured in, and was repaid in, October 2003.

In December 2002, we borrowed $25,000 at a 23% interest rate, with interest due monthly, from Duncan Yates, a former officer. This loan matured in and was repaid in December 2003.

On June 5, 2003, we entered into eight, $50,000 promissory notes, due on June 5, 2005 and carrying a 20% interest rate, to the eight individuals including Paul Baker who is a director of Media Sciences and Mitchell Baker who is the son of Paul Baker. These notes were unsecured. In June 2004, we repaid these notes after securing a one year, $400,000 term loan from our bank, carrying an interest rate of the banks base rate plus 2%.

In June 2003, pursuant to an employment agreement effective as of July 1, 2003, we issued to Michael Levin stock options to purchase up to 500,000 shares of common stock, exercisable at $1.00 per share and expiring in June 2008. Options to purchase 250,000 shares vested immediately, options to purchase an additional 125,000 shares vested on June 30, 2004, and options to purchase an additional 125,000 shares are to vest ratably over the period July 1, 2004 through June 30, 2005.

On February 10, 2004, we granted options to purchase 5,000 shares of common stock, exercisable for ten years at $0.85 per share to each of our independent directors, Paul Baker, Ed Ruzinsky, Berthal SBIC and Sagiv Shiv, in connection with their services on the Board of Directors.

On January 16, 2004, Denise Hawkins purchased 500 shares in the open market for $530.

On May 11, 2004, Michael Levin gifted an aggregate of 22,000 shares to his minor children.

On May 24, 2004, we issued to each of Frances Blanco an officer and director, and Duncan Huyler, a former officer, stock options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable for ten years at $1.06 per share. In May 2005, Duncan Huyler executed a cashless exercise of 50,000 options. The balance of Mr. Huyler’s options were forfeited upon the termination of his employment in 2005.

On June 30, 2004, we sold 1,000,000 shares of common stock to GFX Investments, LLC, an entity controlled by Richard L. Scott, for $1.25 million. In conjunction with the investment, we agreed to appoint a nominee of GFX Investments, Alan Bazaar, Vice President and Portfolio Manager for Richard L. Scott Investments, LLC, to our board of directors, and we granted Mr. Scott 10,000 stock options, exercisable at $1.69 per share for five years in connection with Board of Directors services. At various times between March 17, 2004 and May 21, 2004, Mr. Scott, through entities controlled by him, purchased an aggregate of 823,750 shares in the open market, at prices of $1.07 to $1.36 per share, for an aggregate purchase price of $982,513. On June 3, 2004, the Frances Annette Scott Revocable Trust, of which Mr. Scott’s spouse is the trustee, purchased 6,000 shares in the open market for $6,735.

On December 17, 2004, we granted options to purchase 5,000 shares of common stock, exercisable for ten years at $1.45 per share to each of our independent directors, Ed Ruzinsky, Paul Baker, GFX Investments, LLC, and Berthal SBIC, in connection with their services on the Board of Directors.

On March 2, 2005, we sold an aggregate of 500,000 shares of our common stock at a price of $2 per share to MicroCapital Fund LP and MicroCapital Fund Ltd. for aggregate gross proceeds of $1 million. MicroCapital Fund LP purchased 375,000 shares and MicroCapital Fund Ltd. purchased 125,000 shares.

On June 6, 2005, we issued to Larry Anderson, an officer, stock options to purchase 100,000 shares of our common stock, which vest ratably, on an annual basis, over the period June 6, 2005 through June 5, 2010. The options are exercisable for ten years at $1.60 per share.

On August 8, 2005, we issued to Donald Gunn, an officer, stock options to purchase up to 100,000 shares of our common stock. The options are subject to vesting, upon Gunn’s relocation to corporate offices, as follows: 50,000 stock options on such date, and the other 50,000 stock options at the rate of 10,000 stock options per year for five years starting on the first anniversary of such date. The options are exercisable for ten years at $1.65 per share.

On September 21, 2005, Lawrence Anderson purchased 2,000 shares in the open market for $4,000.

On November 28, 2005, Henry Royer purchased 5,000 shares in the open market for $10,000.

DESCRIPTION OF OUR SECURITIES

Common Stock

The holders of the common stock are entitled to cast one vote for each share held of record on all matters presented to stockholders. The holders of common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares voting for the election of our directors can elect all of the directors, and in such an event, the holders of the remaining shares will be unable to elect any of our directors. Our certificate of incorporation does not provide that the holders of common stock have any preemptive right.

The holders of the outstanding shares of common stock are entitled to receive dividends out of assets legally available at such times and in such amounts as the Board of Directors may from time to time determine, subject to the rights of the holders of our preferred stock. Upon our liquidation, dissolution, or winding up, the assets legally available for distribution to the stockholders will be distributed equally among the holders of the shares, subject to the rights of the holders of our preferred stock.

Preferred Stock

Our Certificate of Incorporation allows our Board of Directors to issue shares of preferred stock in one or more series. The Board can fix for each series, voting powers, designations, preferences and relative, participating, or other special rights to the extent permissible under the Delaware General Corporation Law.

No shares of preferred stock are presently outstanding.

Prior to January 1, 2004, we had shares of series A preferred stock issued and outstanding. In 1999, the Board previously designated 1,000,000 shares as series A preferred stock. The series A preferred stock did not carry voting rights. The series A preferred stock carried a fixed dividend at an annual rate of 11.5%. Dividends were to be paid each quarter in arrears. The first dividend payment occurred on January 1, 2000. The certificate of designation for the series A preferred stock provided that unless and until we have fully paid all dividends on the outstanding shares of series A preferred stock, we would not to declare or pay cash dividends, or distribute or set aside assets, for any of our other securities. Further, the certificate of designation for the series A preferred stock provided that we may not pay dividends if payment of dividends would violate certain financial criteria of our senior lending agreement with a financial institution.

Dividends

We have never declared any cash dividends on our common stock. Future cash dividends on the common stock, if any, will be at the discretion of our Board of Directors and will depend on our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions, and other factors that the Board of Directors may consider important.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The table below sets forth, as of November 28, 2005, the shares of our common stock beneficially owned by each person known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock, except that the security ownership of management is provided in a separate table. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below. As of November 28, 2005, we had 10,981,106 shares of common stock issued and outstanding.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options and warrants are listed separately. For each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

----------------------------------------------------------------------------------------------
Name and Address                   Amount and Nature         Additional Shares        Percent
of Beneficial Owner               of Beneficial Owner    Acquirable Within 60 days    of Class
------------------------------    -------------------    -------------------------    --------

Berthel SBIC, LLC (a)                       1,055,440                   20,000 (c)        9.8%
  100 Second Street SE,
  Cedar Rapids, Iowa 52407
Richard L. Scott (b)                        1,829,750                   15,000 (d)       16.8%
  100 First Stamford Place
  Stamford, Ct. 06902
MicroCapital LLC (e)                          977,600                        0            8.9%
   201 Post Street, Suite 1001
   San Francisco, CA  94108
----------------------------------------------------------------------------------------------
(a)

The beneficial owners of Berthel SBIC are: Thomas J. Berthel, Chief Executive Officer and Chairman; Ronald O. Brendengen, Chief Financial Officer and Chief Operation Officer; Leslie D. Smith, Secretary; and Julie K. Driscoll, Assistant Secretary.

(b)

Holds the securities through different entities, including GFX Investments, LLC, for which he is the beneficial owner. Includes 6,000 shares purchased by the Frances Annette Scott Revocable Trust, of which his spouse is the trustee.

(c)

Refers to shares acquirable upon exercise of 10,000 options at $3.13 per share which expire in December 2009, 5,000 options at $2.19 per share which expire in July 2010, and 5,000 options at $2.00 per share which expire in July 2011.

(d)	Refers to shares acquirable upon exercise of 10,000 options at $1.69 per share which expire in June 2009, and 5,000 options at $1.45 per share which expire in December 2009.
(e)	Holds the securities through different entities, including MicroCapital Fund LP and MicroCapital Fund Ltd.

Security Ownership of Management

The table below sets forth, as of November 28, 2005, the shares of our common stock beneficially owned by each of our officers and directors, and by all of our officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below. As of November 28, 2005, we had 10,981,106 shares of common stock issued and outstanding.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options and warrants are listed separately. For each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

The address of each of the persons named in the table is c/o Media Sciences International, Inc., 8 Allerman Road, Oakland, NJ 07463, unless otherwise indicated.

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Name and Address                          Amount and Nature         Additional Shares        Percent
of Beneficial Owner                      of Beneficial Owner    Acquirable Within 60 days    of Class
------------------------------           -------------------    -------------------------    --------

Michael W. Levin                              1,418,450  (a)           500,000  (c)          16.7%
Frances Blanco                                   42,775  (b)           107,741  (d)           1.4%
Larry Anderson                                    2,000                      0  (e)             0%
Denise Hawkins                                      500                 16,668  (f)           0.2%
Paul Baker                                       67,500                105,500  (g)           1.6%
Edwin Ruzinsky                                   20,000                 45,000  (h)           0.6%
Donald Gunn                                      25,000                 25,000  (i)           0.5%
Henry Royer                                       5,000                      0                  0%
Alan L. Bazaar (j)                            1,829,750                 15,000  (k)          16.8%
   c/o Richard L. Scott Investments, LLC
   100 First Stamford Place
   Stamford, CT 06902
-----------------------------------------------------------------------------------------------------
All present officers and directors            3,410,975                814,909               35.8%
   as a group (9 persons)
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(a)	Includes 120,000 shares owned by his minor children.
(b)	Includes 2,000 shares owned by her spouse.
(c)	Refers to shares acquirable upon exercise of 500,000 options at $1.00 per share, which expire in June 2008.
(d)	Refers to shares acquirable upon exercise of 7,741 options at $1.25 per share which expire in June 2008, 25,000 options at $0.50 per share which expire in April 2008, and 75,000 options at $1.06 per share, which expire in May 2014. Does not include an additional 25,000 options at $1.06 per share, which vest in May 2006 and which expire in May 2014.
(e)	Does not include an additional 100,000 options at $1.60 per share which vest ratably, on an annual basis, over the period July 1, 2005 through June 5, 2011 and which expire in June 2015.
(f)	Refers to shares acquirable upon exercise of 10,002 options at $1.70 per share which expire in July 2011 and upon exercise of 6,666 options at $1.91 per share, which are scheduled to vest on January 12, 2006 and expire in January 2015. Does not include 13,334 options, exercisable at $1.91 per share, which vest equally on January 12, 2007 and 2008 and which expire in January 2015.

(g)	Refers to shares acquirable upon exercise of 3,000 options at $2.00 per share which expire in August 2008, 30,000 options at $3.31 per share which expire in April 2009, 5,000 options at $2.19 per share which expire in July 2010, 5,000 options at $2.00 per share which expire in July 2011, 5,000 options at $0.65 per share which expire in September 2012, 10,000 options at $0.43 per share which expire in May 2013, 5,000 options at $1.45 per share which expire in December 2014 and 5,000 options at $0.85 per share which expire in February 2014.
(h)	Refers to shares acquirable upon exercise of 10,000 options at $2.06 per share which expire in August 2009, 5,000 options at $2.19 per share which expire in July 2010, 5,000 options at $2.00 per share which expire in July 2011, 5,000 options at $0.65 per share which expire in September 2012, 10,000 options at $0.43 per share which expire in May 2013, 5,000 options at $1.45 per share which expire in December 2014 and 5,000 options at $0.85 per share which expire in February 2014.
(i)	Refers to shares acquirable upon exercise of 25,000 options at $0.50 per share which expire in April 2008. Does not include stock options to purchase up to 100,000 shares of our common stock, issued in August 2005, subject to future vesting upon Gunn’s relocation to corporate offices, as follows: 50,000 stock options on such date, and the other 50,000 stock options at the rate of 10,000 stock options per year for five years starting on the first anniversary of such date. The options are exercisable for ten years at $1.65 per share.
(j)	For purposes of the table, Alan Bazaar’s reported beneficial ownership refers to the beneficial ownership of Richard L. Scott Investments, LLC and its affiliates.
(k)	Refers to shares acquirable upon exercise of 10,000 options at $1.69 per share which expire in June 2009, and 5,000 options at $1.45 per share which expire in December 2009.

Changes in Control

We do not have any arrangements that may result in a change in control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Media Sciences’ executive officers, directors, and persons who beneficially own more than ten percent of Media Sciences’ common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Media Sciences’ common stock. Such persons are also required by Securities and Exchange Commission regulations to furnish Media Sciences with copies of all such Section 16(a) forms filed by such person. Based solely on a review of the copies of such reports furnished to Media Sciences during and in connection with Media Sciences’ fiscal year ended 2005, Media Sciences is not aware of any material delinquencies in the filing of such reports, except as follows:

o	On January 21, 2005, Berthel SBIC LLC filed a Form 4 reporting late three transactions, the expiration of warrants in October 2004 and December 2004, and the acquisition of stock options in December 2004.
o	On March 4, 2005, Berthel SBIC LLC filed a late Form 4 reporting one transaction, the sale of common stock in February 2005.
o	On July 14, 2005, Duncan Huyler, a former officer, who resigned as of March 31, 2005, filed a Form 4 reporting late five transactions, the expiration of stock options on March 31, 2005, three exercises of stock options in April and May 2005, and a sale in July 2005.
o	On August 9, 2005, Donald Gunn filed a Form 4 reporting late one transaction, the expiration of warrants in December 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information concerning the annual and long-term compensation during our last three fiscal years of our Chief Executive Officer and all of our other officers (“Named Executive Officers”).

---------------------------------------------------------------------------------------------------------------
                                                                              Long Term
                                         Annual Compensation                 Compensation
                                    -----------------------------------    ----------------
                                                                             Securities
                                                                             Underlying          All Other
Name and Principal Position         Year       Salary          Bonus       Options/SARS (#)    Compensation (a)
---------------------------         ----    ------------    -----------    ----------------    ----------------

Michael W. Levin                    2005    $200,000        $     0                  0                   $5,650
  Chief Executive Officer           2004    $200,000        $28,500                  0                   $4,416
  and President                     2003    $150,000        $15,000 (b)        500,000  (c)              $2,593
Frances Blanco                      2005    $130,000        $25,000                  0                   $3,763
  Vice President and Treasurer      2004    $120,000        $ 3,500            100,000  (d)              $4,317
  and (former) Secretary            2003    $100,000        $15,000 (b)         25,000  (e)              $2,872
Larry Anderson                      2005    $ 13,333 (i)    $25,000            100,000  (g)                  $0
  Vice President
Duncan Huyler                       2005    $102,500 (j)    $     0                  0                   $3,405
  Former Vice President             2004    $120,000        $ 6,000            100,000  (d)              $3,418
                                    2003    $107,185        $ 8,000 (b)         25,000  (e)                $888
Duncan Yates                        2005    $ 97,883 (k)    $20,000                  0                   $1,403
  Former Vice President             2004    $130,000        $11,000                  0                   $1,740
                                    2003    $116,845        $15,000 (b)         25,000  (e)                $938
Donald Gunn                         2005    $125,000        $20,000                  0                   $2,969
  Vice President                    2004    $100,000        $20,607                  0                   $2,522
                                    2003    $ 90,833        $10,000             25,000  (e)              $2,087
Denise Hawkins                      2005    $ 68,890        $ 5,000             20,000  (h)              $1,136
  Vice President                    2004    $ 64,890        $ 1,000                  0                   $1,099
  Principal Financial Officer       2003    $ 51,731 (f)    $     0                  0                    $ 647
  and Secretary
---------------------------------------------------------------------------------------------------------------
(a)	Refers to our matching contribution under our 401(k) plan, and premiums for life insurance where the beneficiary is not the company.
(b)	Refers to bonus compensation, including deferred bonus of $15,000 for each of Levin, Blanco and Yates, and of $8,000 for Huyler.
(c)

Refers to stock options granted in June 2003, pursuant to an employment agreement effective as of July 1, 2003. The stock options are exercisable at $1.00 per share and expire in June 2008. Options to purchase 250,000 shares vested immediately and options to purchase an additional 250,000 shares vested ratably over the period July 1, 2003 through June 30, 2005. As of June 30, 2005, 500,000 options are vested.

(d)

On May 24, 2004, we issued to Frances Blanco and Duncan Huyler, stock options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable for ten years at $1.06 per share. As of March 31, 2005, Mr. Huyler was vested with 50,000 options and the reminder was forfeited. As of June 30, 2005, Ms. Blanco is vested with 75,000 options.

(e)

On April 7, 2003, we issued to each of Frances Blanco, Duncan Huyler, Duncan Yates and Donald Gunn, stock options to purchase 25,000 shares of common stock, exercisable until April 5, 2008 at $0.50 per share. The stock options vested on April 6, 2004.

(f)	Became an officer on February 12, 2003. Her reported fiscal year 2003 compensation covers the full fiscal year.
(g)

On June 6, 2005, we issued to Larry Anderson, stock options to purchase 100,000 shares of our common stock, which vest ratably over five years. The options are exercisable until June 5, 2015 at $1.60 per share.

(h)

On January 12, 2005, we issued Denise Hawkins, stock options to purchase 20,000 shares of our common stock, which vest equally over three years. The options are exercisable until January 11, 2015 at $1.91 per share.

(i)	Became an officer on June 6, 2005. His reported fiscal 2005 compensation covers the period June 6, 2005 through June 30, 2005.
(j)	Ceased being an officer and an employee on March 31, 2005. His reported fiscal 2005 compensation covers the period July 1, 2004 through March 31, 2005.
(k)	Ceased being an officer and an employee on March 11, 2005. His reported fiscal 2005 compensation covers the period July 1, 2004 through March 11, 2005.

Stock Option Information

Option Grants in Fiscal 2005

The table below sets forth information concerning stock options granted during the fiscal year ended June 30, 2005 to the Named Executive Officers. The percentage of total stock options is based on 201,950 stock options granted to officers, directors, and employees during the 2005 fiscal year.

----------------------------------------------------------------------------------------
                  Number of Securities    Percent of Total
                   Underlying Options    Options Granted to    Exercise of
                        Granted             Employees in        Base Price    Expiration
Name                      (#)               Fiscal Year           ($/Sh)         Date
--------------    --------------------   ------------------    -----------    ----------

Larry Anderson          100,000                 50%               $1.60          6-05-15
Denise Hawkins           20,000                 10%               $1.91          1-11-15
----------------------------------------------------------------------------------------

Option Exercises in Fiscal 2005 and Year End Option Values

The following table sets forth information concerning the value of unexercised stock options at June 30, 2005 for the Named Executive Officers. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. Out-of-the-money options are reported as having a dollar value of $0. The last sale price of a share of our common stock on June 30, 2005 was $1.73, as reported by AMEX.

------------------------------------------------------------------------------------------------------------
                    Number of Shares                   Number of Unexercised         Value of Unexercised
                       Acquired on      Value           Securities Underlying         In-the-Money Options
Name                    Exercise        Realized    Options at Fiscal Year End        at Fiscal Year End
----------------    ----------------    --------    --------------------------    --------------------------
                                                    Exercisable  Unexercisable    Exercisable  Unexercisable
                                                    -----------  -------------    -----------  -------------
Michael W. Levin            0              0            500,000              0       $365,000        $     0
Frances Blanco              0              0            107,471         25,000       $ 81,000        $16,750
Larry Anderson              0              0                  0        100,000       $      0        $13,000
Donald Gunn                 0              0             25,000              0       $ 30,750        $     0
Denise Hawkins              0              0             10,002         20,000       $    300        $     0
------------------------------------------------------------------------------------------------------------

Employment Agreement with Named Executive Officer

Michael W. Levin serves as our Chief Executive Officer and President pursuant to a five-year employment agreement that began as of July 1, 2003. His current annual salary for fiscal year 2006 is to be $200,000. We granted him 500,000 five-year stock options to purchase 500,000 shares of common stock. The exercise price for the stock options is $1.00 per share. Stock options to purchase 250,000 shares vested on the date of grant, additional stock options to purchase 125,000 shares vested on June 30, 2004, and the remaining stock options to purchase 125,000 shares vested on June 30, 2005. These stock options are cumulative and are subject to anti-dilution rights.

He is also entitled to receive:

o	death benefits of $100,000;
o	a fifteen-year term life insurance policy for $2,000,000;
o	a luxury automobile;
o	reimbursement for reasonable travel and other business related expenses;
o	six weeks vacation;
o	medical and dental insurance; and
o	participation in any employee plan, perquisite and other benefits made available to Media Sciences’ employees or management in general.

We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

If we undergo a “change of control”, we must pay him an amount equal to 290% of his base compensation. He has the right to terminate his employment if we undergo a change in control. As defined in his employment agreement, a change of control refers to:

o	a change in our ownership or management that is required to be reported under the federal securities laws;
o	the acquisition, other than directly from Media Sciences, of 25% or more of our common stock or our voting securities by persons other than Media Sciences or Levin;
o	a change in a majority of the current Board of Directors, excluding a Board approved change that does not result from a proxy contest;
o	a reorganization, merger, consolidation or sale of substantially all of our assets, after which our shareholders do not own, in the same proportion, more than 50% of the voting power, after which a majority of the board of directors changes, and after which a new shareholder beneficially owns 25% or more of the voting power; or
o	shareholder approval of our liquidation or dissolution.

The employment agreement provides for termination for cause.

Stock Option Plan

Under our incentive stock option plan for employees, which was adopted by our Board of Directors and approved by our shareholders in 1998, we reserved 500,000 shares of our common stock for issuance pursuant to exercises of incentive stock options. An incentive stock option entitles the holder to purchase a share of our common stock at a purchase price equal to the fair market value of the common stock on the day of grant. During the year ended June 30, 2005, 67,396 stock options granted under this stock option plan were exercised. As of June 30, 2005, we had outstanding stock options under the plan to purchase 361,543 shares of common stock, exercisable, subject to vesting, for ten years from the date of grant at prices of $0.43 to $4.00. If we undergo a “change of control,” the incentive based stock options shall vest immediately.

Employee Profit Sharing Plan

We have a tax-qualified employee paired profit sharing plan sponsored by Scudder Financial Services, Inc. This 401(k) plan covers all of our employees that have been employed for at least six months and meet other age and eligibility requirements. Under the 401(k) plan, employees may choose to reduce their current compensation by up to 15% each year and have that amount contributed to the 401(k) plan. We make matching contributions equal to 25% of the employee’s contribution. In our discretion, we may contribute unmatched contributions. The 401(k) plan qualifies under Section 401 of the Internal Revenue Code, so that we can deduct contributions by employees or by us. Employee contributions to the 401(k) plan are fully vested at all times, and our contributions, if any, vest at the rate of 25% after two years and after two years at the rate of 25% a year until fully vested.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table set forth outstanding securities authorized for issuance under equity compensation plans as of November 28, 2005.

----------------------------------------------------------------------------------------------------------------
                                    Number of securities to       Weighted average
                                    be issued upon exercise       exercise price of        Number of securities
                                    of outstanding options,     outstanding options,     remaining available for
            Plan category             warrants and rights        warrants and rights         future issuance
            -------------             -------------------        -------------------         ---------------

Equity compensation plans                  1,000,393                        $1.24                  44,794
approved by securities holders

Equity compensation plans not                400,000                        $1.31                       0
approved by security holders

----------------------------------------------------------------------------------------------------------------
Total                                      1,400,393                        $1.26                  44,794
----------------------------------------------------------------------------------------------------------------

Plans in the Shareholder Approved Category

Under our incentive stock option plan for employees, directors and consultants, which was adopted by our Board of Directors and approved by our shareholders on August 10, 1998, we reserved 500,000 shares of our common stock for issuance pursuant to exercises of incentive stock options. An incentive stock option entitles the holder to purchase a share of our common stock at a purchase price equal to the fair market value of the common stock on the day of grant. As of November 28, 2005, we have outstanding incentive stock options to purchase 350,393 shares of common stock, exercisable, subject to vesting, for five or ten years from the date of grant, at prices of $0.43 to $4.00 per share.

On April 7, 2003, we issued to each of Frances Blanco and Donald Gunn, stock options to purchase 25,000 shares of common stock. The stock options vest on April 6, 2004 and are exercisable until April 5, 2008 at $0.50 per share.

In June 2003, we issued to Michael Levin stock options to purchase up to 500,000 shares of common stock, exercisable at $1.00 per share and expiring in June 2008.

On May 24, 2004, we issued to Frances Blanco, options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, 25,000 options vested as of May 25, 2005, and the remaining 25,000 options are subject to vesting as of May 24, 2006. The options are exercisable for ten years at $1.06 per share.

Plans Not in the Shareholder Approved Category

On May 31, 2001, we issued warrants to purchase up to 200,000 shares of our common stock exercisable for five years at $1.00 per share in consideration for consulting services. In July 2004, three warrant holders exercised their warrants to purchase an aggregate of 75,000 shares at $1.00 per share.

On June 6, 2005, we issued to Larry Anderson options to purchase 100,000 shares of our common stock, which vest ratably, on an annual basis, over the period June 6, 2005 through June 5, 2010. The options are exercisable for ten years at $1.60 per share.

On August 8, 2005, we issued to Donald Gunn, an officer, stock options to purchase up to 100,000 shares of our common stock. The options are subject to vesting, upon Gunn’s relocation to corporate offices, as follows: 50,000 stock options on such date, and the other 50,000 stock options at the rate of 10,000 stock options per year for five years starting on the first anniversary of such date. The options are exercisable for ten years at $1.65 per share.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

J.H.     Cohn LLP audited our financial statements for the fiscal years ended June 30, 2004 and 2005. J.H. Cohn LLP has advised us that J.H. Cohn LLP has no direct or indirect financial interest in Media Sciences International or in any of its present or former subsidiaries, and that J.H. Cohn LLP has had, during the last three years, no connection with Media Sciences International or any of our present or former subsidiaries or affiliates other than as independent registered public accounting firm and related activities. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if the representative desires to speak, and will be available to respond to appropriate questions of stockholders.

Wiss & Company LLP audited our financial statements for our fiscal year ended June 30, 2003. Wiss & Company had been our principal independent accountant since about June 1998. In 2003, Wiss & Company informed us that they decided to discontinue providing audit services to publicly-held companies registered with the United States Securities and Exchange Commission and to exit the practice area. In 2004, we requested Wiss & Company to stand for re-election as our principal independent accountant and to continue to perform audit services for us in connection with our 2004 fiscal quarters until we had the opportunity to select and obtain new independent registered public accounting firm in connection with our June 30, 2004 fiscal year end, and Wiss & Company agreed to do so. On February 10, 2004, we engaged J.H. Cohn LLP as our principal independent registered public accounting firm, and the services of Wiss & Company as our principal independent accountant were concluded. The change in accountants was necessitated by the decision of Wiss & Company to exit the SEC practice area. Our Audit Committee, and our Board of Directors, approved the selection of J.H. Cohn LLP as our principal independent registered public accounting firm. We did not previously consult with J.H. Cohn LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue.

Wiss & Company’s reports on our financial statements for the years ended April 30, 1998, June 30, 1999, June 30, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, and all subsequent interim periods through the termination date of February 10, 2004, were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Wiss & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Wiss & Company’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The Audit Committee reviews audit and non-audit services performed by J.H. Cohn LLP as well as the fees charged by J.H. Cohn LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. The Audit Committee has determined that the provision of non-audit services by J.H. Cohn LLP is compatible with maintaining its independence.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

Fees for audit services provided by J.H. Cohn LLP, our current principal independent registered public accounting firm, during the years ended June 30, 2005 and 2004 were $56,105 and $11,315, respectively. Fees for audit services provided by Wiss & Company, LLP, our former principal accountant, during the year ended June 30, 2004 were $11,710.

Audit services consisted primarily of the annual audits, review of our financial statements, services provided in connection with the restatement of our financial statements for the year ended June 30, 2004, and services that are normally provided by our accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Fees for audit-related services provided by J.H. Cohn LLP, our current principal independent registered public accounting firm, during the year ended June 30, 2005 were $7,511. There were no fees billed for services reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under the caption Audit Fees for fiscal year ended June 30, 2004.

Audit-related fees consisted primarily of the review of financial statements for inclusion in registration statements filed by the Company.

Tax Fees

Fees for tax services provided by J.H. Cohn LLP, our current principal independent registered public accounting firm, during the years ended June 30, 2005 and 2004 were $5,117 and $1,172, respectively. Fees for tax services provided by Wiss & Company, LLP, our former principal accountant, during the year ended June 30, 2004 were $7,895.

Tax services related primarily to the preparation of Company tax filings with regulatory agencies.

All Other Fees

There were no other fees billed for services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. All services performed in our fiscal year 2005 were pre-approved.

PROPOSAL NO. 2
TO CONSIDER AN AMENDMENT TO THE COMPANY’S 1998 INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED
FOR ISSUANCE FROM 500,000 TO 1,000,000

On June 18, 1998, the Board of Directors of the Company adopted the Media Sciences International, Inc. 1998 Incentive Plan, formerly known as the Seafoods Plus, Ltd. 1998 Incentive Plan. The 1998 Incentive Plan was approved by the Company’s stockholders on August 10, 1998. The 1998 Incentive Plan authorized the Board to grant restricted stock and stock options to employees, directors and others to purchase in the aggregate amount up to 500,000 shares of the Company’s common stock. On November 8, 2005, the Compensation Committee of the Board authorized the addition of 500,000 shares to the reserve under the 1998 Incentive Plan, subject to stockholder approval. As of November 28, 2005, options to purchase 350,393 shares of our common stock granted pursuant to the 1998 Incentive Plan are outstanding, and options to purchase 44,794 shares remain available for issuance under the 1998 Incentive Plan. The increase in the reserve is expected to cover all grants under the 1998 Incentive Plan, as amended, through June 2008. On November 8, 2005, the Compensation Committee of the Board also adopted an amendment and restatement of the 1998 Incentive Plan, as described below.

The Board believes that the approval of the amendment to the 1998 Incentive Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares reserved for issuance under the 1998 Incentive Plan is an important factor in attracting, motivating and retaining qualified employees who will be essential to the success of the Company.

We have a policy of emphasizing equity grants for our employees. By making a significant portion of employees’ compensation contingent upon long-term positive share price performance, the interests of key employees are aligned with those of stockholders. The Compensation Committee believes the addition of 500,000 shares to the reserve under the 1998 Incentive Plan is necessary for the Company to continue its policy of emphasizing equity compensation and to remain competitive with industry equity grant practice. At the same time, the Compensation Committee has amended and restated the 1998 Incentive Plan to prohibit the repricing of options and to remove provisions related to the cashless exercise of options and employee loans in connection with exercise of options.

Directors, officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted restricted stock or options under the 1998 Incentive Plan. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, the options granted under the 1998 Incentive Plan have a maximum duration of ten years from the date of the grant and are not transferable. The per share exercise price of any incentive stock option granted under the 1998 Incentive Plan may not be less than the fair market value of the common stock on the date of grant. Incentive stock options granted to persons who have voting control over ten percent or more of the Company’s capital stock are granted at 110% of fair market value of the underlying common stock on the date of grant and expire five years after the date of grant. No options may be granted after June 18, 2008. The grant of options may have a dilutive effect on stockholder’s interests in the Company.

The 1998 Incentive Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1998 Incentive Plan is transferable by the optionee other than by will or the laws of the descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

Shareholder approval of the amendment to the 1998 Incentive Plan is necessary in order that incentive stock options granted under the 1998 Incentive Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the “Code”). Unless shareholder approval is obtained, options granted under the amendment to the 1998 Incentive Plan will have less value and consequently, will not provide the incentive to recipient intended by the Board.

Description of the 1998 Incentive Plan

The following summary of the 1998 Incentive Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1998 Incentive Plan, as amended and restated, which is attached hereto as Appendix D.

Administration.     The 1998 Incentive Plan shall be administered by the Board of Directors or, if authorized by Board of Directors, by the Compensation Committee of the Company’s Board of Directors (collectively the “Administrator”). The Board of Directors has full authority, subject to the provisions of the 1998 Incentive Plan, to award incentive stock options and nonstatutory stock options.

Subject to the provisions of the 1998 Incentive Plan, the Administrator determines in its discretion, among other things, the persons to whom from time to time options may be granted (“Participants”), the number of shares subject to each option, exercise prices under the options, any restrictions or limitations on such option including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such options. The interpretation and construction by the Administrator of any provisions of, or the determination of any questions arising under, the 1998 Incentive Plan or any rule or regulation established by the Board of Directors or the Committee pursuant to the 1998 Incentive Plan, shall be final, conclusive and binding on all persons interested in the 1998 Incentive Plan.

Shares subject to the 1998 Incentive Plan. The 1998 Incentive Plan, as amended, authorizes the Board to grant options to directors and employees of the Company to purchase in the aggregate an amount of shares of common stock up to 1,000,000 shares of common stock. In order to prevent the dilution or enlargement of the rights of the Participants under the 1998 Incentive Plan, the number of shares of common stock authorized by the 1998 Incentive Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding common stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company’s capital stock. If any Option granted under the 1998 Incentive Plan is forfeited or terminated, the shares of common stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1998 Incentive Plan.

Eligibility.     Subject to the provisions of the 1998 Incentive Plan, options may be granted to Directors and full-time employees of the Company or its subsidiaries.

Effective Date and Term of the 1998 Incentive Plan. The 1998 Incentive Plan became effective on June 18, 1998, the date on which it was adopted by the Board of Directors. The amendment to the 1998 Incentive Plan will be effective upon stockholder approval of the amendment. No stock or option may be granted after June 18, 2008. The 1998 Incentive Plan will terminate on June 18, 2008, ten years after the original effective date, subject to earlier termination by the Board. No Stock or Option may be granted under the 1998 Incentive Plan after the termination date, but Stock or Options previously granted may extend beyond such date.

Stock Awards. The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be set forth in a restricted stock agreement. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including revenue growth, individual performance, earnings per share, and other financial objectives as may be determined by the Administrator. In the case of stock awards, unless the Administrator determines otherwise, the restricted stock agreement will provide that the unvested stock reverts to Media Sciences on the awardee’s termination of employment for any reason, except death, disability, or retirement.

Nature of Options. The 1998 Incentive Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1998 Incentive Plan are not transferable and expire ten (10) years after the date of grant. The per share exercise price of an incentive stock option granted under the 1998 Incentive Plan may not be less than the fair market value of the common stock on the date of grant. Incentive stock option granted to persons who have voting control over 10% or more of the Company’s capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

Exercise of Options. The 1998 Incentive Plan provides the Administrator with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Administrator, at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1998 Incentive Plan is transferable by the optionee other than by will of the laws of descent and distribution, and each optionee. The Board of Directors may, in its sole discretion, financially assist an optionee in the exercise of options by offering loans to the optionee or guaranteeing third party loans to the optionee, the proceeds of which would be used to exercise the options.

Agreements.     Options granted under the 1998 Incentive Plan will be evidenced by agreements consistent with the 1998 Incentive Plan in such from as the Board of Directors or the Committee may prescribe. Neither the 1998 Incentive Plan nor agreements thereunder confer any right to continued employment upon any Participant.

Amendments to the 1998 Incentive Plan. The Board of Directors may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1998 Incentive Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant’s consent.

Federal Income Tax Considerations. The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1998 Incentive Plan. The following discussion does not address state, local or foreign tax consequences.

If the amendment to the 1998 Incentive Plan is approved by the shareholders, a Participant in the 1998 Incentive Plan, as amended, will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of common stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the “ISO Holding Period”), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the common stock acquired pursuant to the exercise of the incentive stock option. If a sale of such common stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a participant to utilize a long-term capital loss will depend upon the Participant’s other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the common stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

A “disqualifying disposition” will result if common stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent’s incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on the exercise of the incentive stock option, the basis in the common stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

The general rules discussed above are different if the Participant disposes of the shares of common stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant’s family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the common stock and the fair market value of the common stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the common stock was actually sold by the Participant.

If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant’s death, the incentive stock option will be eligible for such treatment if exercised by the Participant’s legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognized ordinary income, subject to the limitations of Section 162(m) of the Code.

For purposes of the “alternative minimum tax” applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of the option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in the alternative minimum taxable income. The alternative minimum tax is imposed upon an individual’s alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer’s regular income tax liability for the taxable year.

The Company is required to withhold certain income taxes from Participants upon exercise of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and for federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of Options by Participants will in most cases by subject to state income taxation.

Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the holder ceases to provide services to Media Sciences. As a result of this substantial risk of forfeiture, the holder will not recognize ordinary income at the time of award. Instead, the holder will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The holder’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

New Plan Benefits

Awards under the 1998 Incentive Plan, as amended, will be made at the discretion of the Administrator. No awards have yet been issued pursuant to the proposed amendment to the 1998 Incentive Plan. Because future awards under the 1998 Incentive Plan, as amended, will be granted in the discretion of the Administrator, the type, number, recipients, and other terms of such awards cannot be determined at this time.

Options Granted under the 1998 Incentive Plan during Last Fiscal Year.

The table below summarizes stock options granted under the 1998 Incentive Plan during fiscal year ended 2005 and through the period ended November 28, 2005 to individuals listed in the table. This information may not be indicative of the total awards that will be made under the 1998 Incentive Plan in fiscal year 2006 or in subsequent periods, because the Administrator may make decisions on additional awards over the course of fiscal year 2006. The table does not include stock options granted outside of the 1998 Incentive Plan during fiscal year ended 2005 and through the period ended November 28, 2005, nor the options granted in earlier periods. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. The last sale price of a share of our common stock on November 28, 2005 was $2.09, as reported by the American Stock Exchange.

Name and Position                                   Dollar Value ($)    Number of Options
------------------------------------------------    ----------------    -----------------

Michael W. Levin, CEO and Chairman                          $0                    0
Frances Blanco, Vice President and Director                 $0                    0
Donald Gunn, Vice President and Director                    $0                    0
Larry Anderson, Vice President                              $0                    0
Denise Hawkins, Vice President                          $3,600               20,000
Paul C. Baker, Director                                 $3,200                5,000
Edwin Ruzinsky, Director                                $3,200                5,000
Henry Royer, Director                                   $3,200                5,000
Alan Bazaar, Director                                   $3,200                5,000
Executive Group (5 persons)                             $3,600               20,000
Non-Executive Director Group (4 persons)               $12,800               20,000
Non-Executive Officer Employee Group (49 persons)      $28,290               94,300

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required to approve the increase in the number of shares reserved under the 1998 Incentive Plan.

The Board of Directors recommends a vote “FOR”
the vote for the increase in the number of shares reserved under the 1998 Incentive Plan.

PROPOSAL NO. 3
TO VOTE UPON THE RATIFICATION OF
THE ISSUANCES OF EMPLOYMENT-ISSUED STOCK OPTIONS
FOR 200,000 SHARES OF COMMON STOCK

Through this proposal, we are asking our stockholders, for purposes of complying with the American Stock Exchange (“AMEX”) rules, to ratify the issuances of stock options exercisable into 200,000 shares of common stock granted to two officers in the course of employment terms, and not issued pursuant to the Media Sciences International’s 1998 Incentive Plan.

The purpose of ratification is to comply with the rules of the American Stock Exchange, to the extent applicable. Section 711 of AMEX’s Company Guide requires us to obtain shareholder approval for stock options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the company’s charter, unless the issuance qualifies under a specified exception.

The Board believes that the approval of the stock plans is in the best interests of the Company and its stockholders, as stock plans are an important factor in attracting, motivating and retaining qualified employees who will be essential to the success of the Company.

In order to comply with AMEX rules, we are requesting that you ratify the issuances described below.

o	On June 6, 2005, in connection with the hiring of Larry Anderson as Vice President, we issued to Mr. Anderson stock options to purchase 100,000 shares of our common stock, which vest ratably, on an annual basis, over the period June 6, 2005 through June 5, 2010. The options are exercisable for ten years at $1.60 per share.
o	On August 8, 2005, we issued to Donald Gunn, Vice President, stock options to purchase up to 100,000 shares of our common stock. The options are subject to vesting, upon Mr. Gunn’s relocation to corporate offices, as follows: 50,000 stock options on such date, and the other 50,000 stock options at the rate of 10,000 stock options per year for five years starting on the first anniversary of such date. The options are exercisable for ten years at $1.65 per share.

The stock options are nonqualified stock options. In general, a holder to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the holder will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the holder in the year the holder recognized ordinary income, subject to the limitations of Section 162(m) of the Code. The Company is required to withhold certain income taxes from persons upon exercise of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and for federal income tax purposes equal to the ordinary income recognized by the holder in the year the person recognizes ordinary income from the exercise of nonqualified options.

New Plan Benefits

The table below summarizes stock options granted to executive officers and non-executive management level employees in connection with employment, and not issued pursuant to previously shareholder-approved equity compensation plans, during fiscal year ended 2005 and through the period ended November 28, 2005. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. The last sale price of a share of our common stock on November 28, 2005 was $2.09, as reported by the American Stock Exchange.

Name and Position                                   Dollar Value ($)    Number of Options
------------------------------------------------    ----------------    -----------------
Michael W. Levin, CEO and Chairman                          $0                        0
Frances Blanco, Vice President and Director                 $0                        0
Donald Gunn, Vice President and Director               $44,000                  100,000
Larry Anderson, Vice President                         $49,000                  100,000
Denise Hawkins, Vice President                              $0                        0
Paul C. Baker, Director                                     $0                        0
Edwin Ruzinsky, Director                                    $0                        0
Henry Royer, Director                                       $0                        0
Alan Bazaar, Director                                       $0                        0
Executive Group (5 persons)                            $93,000                  200,000
Non-Executive Director Group (4 persons)                    $0                        0
Non-Executive Officer Employee Group                        $0                        0

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required to ratify the issuances in connection with employment-issued stock options for purposes of satisfying AMEX additional share listing requirements, if required.

The Board of Directors recommends a vote “FOR”
the vote for the ratification of,
the issuance of 200,000 employment-issued stock options.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006. A representative of J.H. Cohn LLP will be present at the Annual Meeting and available to respond to questions.

Although stockholder action in this matter is not required, the Board of Directors believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accounting firm in maintaining the integrity of our financial controls and reporting. If our stockholders fail to ratify the appointment, the Board of Directors will reconsider the selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Board of Directors determines that such a change would be in the best interests of Media Sciences International and our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required to ratify the appointment of the independent registered public accounting firm.

The Board of Directors recommends a vote “FOR”
the ratification of the selection of J.H. Cohn LLP.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our next Annual Meeting and related proxy materials must be received by August 31, 2006. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. Proposals for inclusion in our Proxy Statement or for presentation at the Annual Meeting must be submitted to us in writing at c/o Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436, Attention: Corporate Secretary. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We did not receive any stockholder proposals in connection with this Proxy Statement and our Annual Meeting.

ANNUAL REPORT

We will mail without charge, upon written request, a copy of our annual report on Form 10-KSB, including the financial statements, schedules, and list of exhibits. Requests should be sent to: Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436, Attn.: Investor Relations.

FINANCIAL STATEMENTS

Our audited consolidated financial statements for the fiscal year ended June 30, 2005 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in our Form 10-KSB and are incorporated by herein by reference.

COMMUNICATIONS WITH BOARD OF DIRECTORS

Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board of Directors on appropriate matters. In addition, a stockholder wishing to communication with any of our directors regarding Media Sciences International may write to the director or directors at: c/o Denise Hawkins, Corporate Secretary, Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics. The independent directors of the Board review and approve the stockholder’s communication process periodically to ensure effective communication with stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are stockholders of Media Sciences household the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Investor Relations, Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436, or contact Investor Relations, Media Sciences International, Inc. at (201) 677-9311. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

OTHER ACTION AT MEETING

Our Board of Directors knows of no other matters, except the proposals in this Proxy Statement, for stockholder action at the Special Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements, the Board of Directors intends that the stockholders at the meeting will vote upon such matters in accordance with their best judgment.

By order of the Board of Directors /s/ Denise Hawkins Denise Hawkins, Secretary

Oakland, New Jersey
November 28, 2005

All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or to vote electronically via the Internet or telephone. Thank you for your prompt attention to this matter.

APPENDIX A

Media Sciences International, Inc.
Audit Committee Charter

One committee of the board of directors will be known as the audit committee. The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

o Composition

1.

The audit committee shall consist of at least three independent directors. An independent director is free of any relationship that could influence his or her judgement as a committee member. An independent director may not be associated with a major vendor to, or a customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

2.

Each member of the audit committee is required to be financially literate, as determined by the company’s board of directors in its business judgement, or must be financially literate within a reasonable period of time after his appointment to the audit committee.

3.	At least one member of the audit committee must have accounting or related financial management expertise, as determined by the company’s board of directors in its business judgement.

o General responsibilities

1.	The audit committee provides open avenues of communication among the management, the independent auditors and the board of directors.

2.	The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3.

The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4.

The committee will meet at least two times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5.

The committee will do whatever else the laws, the company’s charter or bylaws or the board of directors require including compliance with rules and regulations of the American Stock Exchange, and the Sarbanes-Oxley Act.

o Responsibilities for engaging independent auditors

1.

The audit committee will select the independent auditors for company audits. The audit committee also will review and set any fees paid to the independent auditors and review and approve dismissal of the independent auditors.

2.	The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the Controller and/or Chief Financial Officer.

3.	The audit committee will confirm and assure the independence of the independent auditors and the fees paid to them.

4.	The audit committee will consider, in consultation with the independent auditors, the annual audit scope and procedural plans made by the independent auditors.

5.

The audit committee and management will collaborate if either party believes there may be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

6.	In order to assure the timely and efficient performance of the audit, the audit committee will coordinate the efforts of management and the independent auditors.

o Responsibilities for reviewing the annual audit and the review of quarterly and annual financial statements

1.

The audit committee will ascertain that the independent auditors view the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2.	The audit committee will question management, and the independent auditors, regarding significant risks and exposures and will assess management’s steps to minimize them.

3.	The audit committee will review the following with the independent auditors and management:

a.	The adequacy of the company’s internal controls, including computerized information system controls and security.

b.	Any significant findings and recommendations made by the independent auditor, together with management’s responses to them.

4.	Shortly after the annual examination is completed, the audit committee will review the following with management and the independent auditors:

a.	The company’s annual financial statements and related footnotes.

b.	The independent audit of and report on the financial statements.

c.

The auditors qualitative judgment about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Anything else regarding the audit procedures or findings that Generally Accepted Auditing Standards (GAAS) requires the auditors to discuss with the committee.

5.	The audit committee will consider and review with management any significant findings during the year and management’s responses to them.

6.

The audit committee will review the annual filings with the SEC and other published documents containing the company’s financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

7.

The audit committee will review the interim financial reports with management, the independent auditors before those interim reports are released to the public or filed with the SEC or other regulators.

8.	The audit committee will prepare a letter for inclusion in the annual report that describes the committee’s composition and responsibilities and how the responsibilities were fulfilled.

o Periodic responsibilities

1.	Review and update the committee’s charter annually.

2.

Review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent auditors.

3.	Review with the independent auditors, the results of their examination of compliance with the company’s code of conduct.

4.	Review legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs and reports from regulators.

APPENDIX B

COMPENSATION COMMITTEE CHARTER
FOR
MEDIA SCIENCES INTERNATIONAL, INC.

Purpose of Committee :

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Media Sciences International, Inc. (the “Company”) is: (i) to perform the functions described below under “Committee Duties and Responsibilities” in order to discharge the Board’s responsibilities relating to compensation of the Company’s executives, and (ii) to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations. In pursuing its purpose, the Committee shall ensure that a proper system of long-term and short-term compensation is in place for management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company.

Committee Duties and Responsibilities :

The Committee’s duties and responsibilities are to:

    1.        Review and approve corporate goals and objectives relevant to the compensation of the senior executive officers including the Chief Executive Officer and, after an evaluation of the senior executive officers’ performance in light of those goals and objectives, set the compensation of the senior executive officers. In determining the long-term incentive component of the senior executive officers compensation, the Committee should consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards for senior executive officers at comparable companies and the awards given to senior executive officers in past years;

    2.        Review, and make periodic recommendations to the Board with respect to, the general compensation, benefits and perquisites policies and practices of the Company, including, without limitation, the Company’s incentive-compensation plans and equity-based compensation plans. In circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval;

    3.        Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and otherwise report to the shareholders of the Company in accordance with the rules and regulations of the U.S. Securities and Exchange Commission; and

    4.        Perform such other duties as the Board may assign to the Committee with respect to the Company’s compensation policies.

Committee Membership :

The Committee shall consist of at least three members of the Board, all of whom are, in the business judgment of the Board, “independent” under the rules of the Sarbanes-Oxley Act and the American Stock Exchange. The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term(s) as the Board may determine.

Committee Structure and Operations :

A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least twice a year, at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee shall provide the Board with minutes of any meetings. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request. The Committee shall report to the Board at least once a year and provide the Board with the minutes of the meetings.

Performance Evaluation :

The Committee shall annually compare its performance with the requirements of this charter, set forth its objectives for the next year and recommend changes in this charter, if any, considered appropriate by the Committee. Such evaluation shall be reported to the Board in such manner as the Committee from time to time determines.

Surveys and Studies :

The Committee may conduct or authorize surveys or studies of matters within the Committee’s scope of responsibilities as described above, including, but not limited to, surveys or studies of compensation practices in relevant industries, to maintain the Company’s competitiveness and ability to recruit and retain highly qualified personnel, and may retain and terminate, at the expense of the Company, independent counsel or other consultants necessary to assist in any such survey or study. If any compensation consultant or firm is to assist in the evaluation of director, chief executive officer or senior executive compensation, the Committee shall have the sole authority to retain and terminate the compensation consultant or firm and approve such firm or person’s fees and other retention terms. Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

This Charter was adopted, as amended, by the Board of Directors on this 8th day of November, 2005.

APPENDIX C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
FOR
MEDIA SCIENCES INTERNATIONAL, INC.

(As adopted November 8, 2005)

I.     PURPOSE

The Board of Directors (the “Board”) has responsibility for the overall governance of the Company. The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each annual meeting of stockholders or when vacancies occur. The Committee shall also develop and recommend to the Board corporate governance principles applicable to the Company and be responsible for leading the annual review of Board performance.

II.     COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the Rules of the American Stock Exchange, subject to applicable exceptions permitted thereunder, and any other applicable laws and regulations.

The members of the Committee shall be elected by the Board and any vacancies on the Committee shall be filled by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	RESPONSIBILITIES

1.

The Committee shall assist the Board in determining the desired experience, mix of skills and other criteria and qualities appropriate for Board membership. In considering candidates to serve as directors, the Committee will consider all factors it deems relevant, including but not limited to: intelligence, high personal and professional ethics, values, integrity and sound judgment; education; business and professional skills and experience; familiarity with our business and the industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders.

1.	The process for evaluating candidates and the manner of evaluation conducted by the Committee shall be the same regardless of the category of person recommending the proposed nominees.

1.

The Committee shall use such resources and information, as it deems appropriate, to evaluate each of the individuals it is considering to recommend that the Board nominate to serve as a director of the company. These shall include all submitted materials, third party references, interviews, publicly available reference items, and professional advice concerning applicable laws, rules, regulations and listing standards. The Committee shall also take into account factors relative to the size and overall composition of the Board such as the mix of expertise and capabilities of existing Board members, desirable skills and competencies that would enhance Board performance, and the ability of the Board as a whole to work together effectively in the best interests of the company

2.

The Committee shall seek individuals qualified to become members of the Board, consistent with criteria approved by the Board, and shall recommend director nominees for selection by the Board for nomination to fill expiring terms of directors at each annual meeting of stockholders. In seeking candidates for directors, members of our Committee may: (1) use their business, professional and personal contacts; (2) accept the recommendations from other Board members, stockholders or management; and/or (3) engage a professional search firm.

3.

If the Company is legally required by contract or otherwise to provide third parties with the ability to nominate and/or appoint directors (for example preferred share rights to elect directors upon failure to pay dividends as specified in the rights, preferences and privileges of such preferred shares, stockholder agreements or management agreements), the selection and nomination of such directors shall be subject to the Committee process described in paragraphs 1 and 2 above.

4.

To be considered by the Committee, a stockholder recommendation for a nominee must be made in writing to our Corporate Secretary at our principal executive offices no later than 45 days before the date on which the proxy statement for the previous year’s annual meeting of stockholders was first mailed to stockholders. Such communication should: (1) describe why the candidate meets the Board’s criteria described above; (2) include the candidate’s and recommender’s names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated; and (3) include the proposed nominee’s written consent to serve as a nominee, if nominated, and as a director, if elected. In considering stockholder recommendations for nominees, the Committee may request additional information concerning the nominee or the applicable stockholder or stockholders. Stockholder recommendations that meet the requirements set forth above will be considered using the same criteria as other candidates by our Committee. The foregoing applies only to recommendations. Actual nominations by stockholders or others, if and to the extent permitted, must be made in accordance with the Bylaws and applicable state and federal laws.

5.

The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

6.	The Committee shall make regular reports to the Board.

7.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.	The Committee shall perform such other duties as the Board may assign to it from time to time.

9.

The foregoing is designed to promote the fulfillment of its functions as described in this Charter. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

APPENDIX D

MEDIA SCIENCES INTERNATIONAL, INC.
1998 INCENTIVE PLAN
(as amended on November 8, 2005, subject to stockholder approval)

(Plan originally proposed for adoption by Board on June 18, 1998, subject to stockholder approval)
(Plan approved by stockholders on August 10, 1998)

ARTICLE I.
DEFINITIONS

        1.01 Administrator means the Board and any delegate of the Board that is appointed in accordance with Article III.

        1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award or Option granted to such Participant.

        1.03 Board means the Board of Directors of the Company.

        1.04 Change in Control shall mean an event or series of events that would be required to be described as a change in control of the Company in a proxy or information statement distributed by the Company pursuant to section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) in response to Item 6(e) of Schedule 14A promulgated thereunder or otherwise adopted. The determination whether and when a change in control has occurred or is about to occur shall be made by the Board in office immediately prior to the occurrence of the event or series of events constituting such change in control.

        1.05 Code means the Internal Revenue Code of 1986, and any amendments thereto.

        1.06 Common Stock means the common stock of the Company.

        1.07 Company means Media Sciences International, Inc.

        1.08 Control Change Date means the occurrence of the event or series of events constituting a Change in Control as determined by the Board.

        1.09 Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

        1.10 Fair Market Value means, on any given date, the closing price (or, if there is none, the average of the closing bid and asked price) of the Common Stock on such quotation system or principal securities exchange on which the Common Stock is traded on such day, or, if the Common Stock is not so traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Administrator may select.

        1.11 Forfeitable Shares shall have the meaning set forth in Section 9.04.

        1.12 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

        1.13 Participant means an employee of and non-employee director, advisor and independent consultant to the Company or a Related Entity, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Stock Award, an Option or a combination thereof.

        1.14 Plan means the Company's 1998 Incentive Plan, as amended.

        1.15 Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

        1.16 Stock Award means Common Stock awarded to a Participant under Article IX.

        1.17 Stockholders means the stockholders of the Company.

ARTICLE II.
PURPOSES

        The Plan is intended to assist the Company and Related Entities in recruiting and retaining employees, directors, officers, consultants, and advisors who are exclusive agents of the Company, and in compensating such individuals by enabling such individuals to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its Stockholders. The Plan is intended to permit the grant of Stock Awards and the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III.
ADMINISTRATION

        The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, including by way of example and not limitation, conditions on which Participants may defer receipt of benefits under the Plan, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan, to prescribe the form of Agreements, to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or Stock Award. All expenses of administering this Plan shall be borne by the Company.

        The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board’s authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV.
ELIGIBILITY

        Section 4.01 General. Any employee, director, officer, or exclusive agent of, and advisor or consultant to, the Company or a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Related Entity. Directors of the Company who are employees of the Company or a Related Entity may be selected to participate in this Plan.

        Section 4.02 Grants. The Administrator will designate individuals to whom Stock Awards and Options are to be granted and will specify the number of shares of Common Stock subject to each award or grant. All Stock Awards and Options granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted incentive stock options (under all incentive stock option plans of the Company and any Related Entity) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceed the limitation prescribed by Code section 422(d). The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

ARTICLE V.
STOCK SUBJECT TO PLAN

        Section 5.01 Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

        Section 5.02 Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to awards of stock and options shall not exceed 1,000,000 shares. The maximum aggregate number of shares of Common Stock that may be issued to Participants pursuant to incentive stock options granted under the Plan shall be 1,000,000 shares.

        Section 5.03 Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise, or if a Stock Award is forfeited in whole or in part, the number of shares of Common Stock allocated to the Option or Stock Award or portion thereof may be reallocated to other Options and Stock Awards to be granted under this Plan.

ARTICLE VI.
OPTION EXERCISE PRICE

        The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of an Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the foregoing, the price per share for Common Stock purchased on the exercise of an Option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, shall be one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time of grant of the Option.

        Prohibition Against Repricing. Notwithstanding any provision of this Plan to the contrary, in no event shall (i) any repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule) of Options issued under the Plan be permitted at any time under any circumstances, or (ii) any new Options be issued in substitution for outstanding Awards previously granted to Participants if such action would be considered a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule).

ARTICLE VII.
EXERCISE OF OPTIONS

        Section 7.0 Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. Notwithstanding the foregoing, any Option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, must be exercised within five years from the date of the grant thereof. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

        Section 7.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option must be transferred to the same person or person(s). During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        Section 7.03 Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

        Section 7.04 Change in Control. Section 7.01 to the contrary notwithstanding, after a Control Change Date, each Option shall be fully exercisable thereafter in accordance with the terms of the applicable Agreement. If not sooner exercisable under the terms of the applicable Agreement, a Participant’s Option shall be fully exercisable (i) as of his or her termination of employment if his or her employment terminates after a Control Change Date and he or she is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant’s compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term “cause” means a willful neglect of responsibilities to the Company or a Related Entity.

ARTICLE VIII.
METHOD OF EXERCISE

        Section 8.01 Exercise. Subject to the provisions of Articles VII and XI, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

        Section 8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option exercise price shall be made in cash or a cash equivalent acceptable to the Administrator. The terms of payment provided by the Agreement shall be in accordance with applicable laws, rules and regulations, including, but not limited to, any prohibition of Company loans to officers and/or directors pursuant to federal securities laws,

        Section 8.03 Installment Payment. Unless otherwise provided by the Agreement, payment of the Option exercise price shall be made in full at the time of exercise. The terms of payment provided by the Agreement shall be in accordance with applicable laws, rules and regulations, including, but not limited to, any prohibition of Company loans to officers and/or directors pursuant to federal securities laws,

        Section 8.04 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.

ARTICLE IX.
STOCK AWARDS

        Section 9.01 Awards. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

        Section 9.02 Vesting. The Administrator, on the date of the award, may prescribe that a Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company and its Related Entities or the Participant fails to achieve stated objectives.

        Section 9.03 Change in Control. Section 9.02 to the contrary notwithstanding, after a Control Change Date, each Stock Award will become transferable and nonforfeitable in accordance with the terms of the applicable Agreement. If not sooner transferable and nonforfeitable under the terms of the applicable Agreement, a Participant’s interest in a Stock Award shall be transferable and nonforfeitable (i) as of his termination of employment if his employment terminates after a Control Change Date and he is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant’s compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term “cause” means a willful neglect of responsibilities to the Company or a Related Entity.

        Section 9.04 Stockholder Rights. If all or any portion of a Stock Award is forfeitable pursuant to the Agreement, at all times prior to a forfeiture thereof, a Participant will have all rights of a Stockholder with respect to forfeitable shares of the Stock Award (the “Forfeitable Shares”), including the right to receive dividends and vote the Forfeitable Shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Forfeitable Shares, (ii) the Company shall retain custody of the certificates evidencing the Forfeitable Shares, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to the Forfeitable Shares. The limitations set forth in the preceding sentence shall not apply after the Forfeitable Shares are no longer forfeitable.

ARTICLE X.
ADJUSTMENT UPON CHANGE IN COMMON STOCK

        Plan shall be proportionately adjusted, and the terms of outstanding Stock Awards and Options shall be adjusted, as the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article X by the Board shall be final and conclusive.

        The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Stock Awards or Options.

        The Board may make Stock Awards and may grant Options in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction described in clause (ii) of the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Stock Award(s) or Option grant(s) shall be as the Board, in its discretion, determines is appropriate.

ARTICLE XI.
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

        No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII.
GENERAL PROVISIONS

        Section 12.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right and power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

        Section 12.02 Disposition of Stock. A Participant shall notify the Administrator of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

        Section 12.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

        Section 12.04 Employee Status. In the event that the terms of any Stock Award or the grant of any Option provide that shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

        Section 12.05 Limitation on Awards. Notwithstanding any other provision of the Plan, if any award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Related Entity, would constitute a “parachute payment” (as defined in section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by section 4999 of the Code.

ARTICLE XIII.
AMENDMENT

        The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Stock Award or Option outstanding at the time such amendment is made.

ARTICLE XIV.
DURATION OF PLAN

        No Stock Award or Option may be granted under this Plan, as amended, more than ten years after June 18, 1998.

ARTICLE XV.
EFFECTIVE DATE OF PLAN

        Stock Awards and Options may be granted under this Plan upon its adoption by the Board, provided that no incentive stock option will continue to be effective unless this Plan is approved by a majority of the votes entitled to be cast by the Stockholders, voting either in person or by proxy, at a duly held Stockholders’ meeting or by the consent of Stockholders owning more than fifty percent (50%) of shares of the Common Stock within twelve months of such adoption.

[FORM OF PROXY]

PROXY

MEDIA SCIENCES INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MEDIA SCIENCES INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 19, 2006 at 10:00 A.M. EST.

All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she has returned a proxy.

In order to assure your representation at the meeting, you are requested to complete, sign and date this proxy card as promptly as possible and return it in the enclosed envelope.

The undersigned stockholder of MEDIA SCIENCES INTERNATIONAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 28, 2005, and hereby appoints Denise Hawkins, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of MEDIA SCIENCES INTERNATIONAL, INC. to be held on January 19, 2006 at 10:00 A.M., local time, at the Teaneck Marriott at Glenpointe, 100 Frank W Burr Boulevard, Teaneck, NJ 07666 and at any adjournment(s) thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the right side. The Proxies are authorized to vote in their discretion upon any other matters properly coming before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION, AND FOR THE RATIFICATIONS OF THE STOCK PLANS AND THE APPOINTMENT OF J.H. COHN LLP, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

  (CONTINUED AND TO BE SIGNED ON THE REVERSE)

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

PROXY

MEDIA SCIENCES INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
January 19, 2006 at 10:00 A.M. EST.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE     [ x ]

1. ELECTION OF DIRECTORS

                  FOR all nominees listed below
                  ---
                  (except as marked to the contrary below):           [        ]
                                                                       --------

                  WITHHOLD AUTHORITY to
                  --------
                  vote for all nominees listed below:                 [        ]
                                                                       --------

         Nominees: Michael W. Levin, Frances Blanco, Paul C. Baker, Edwin
         Ruzinsky, Donald Gunn, Henry Royer and Alan Bazaar.

         (INSTRUCTION: To withhold authority to vote for any individual
          -----------
         nominee, write that nominee's name on the space provided)

2.       TO VOTE UPON A PROPOSAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN TO
         INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
         FROM 500,000 TO 1,000,000.

                  FOR               [        ]
                                     --------
                  AGAINST           [        ]
                                     --------
                  ABSTAIN           [        ]
                                     --------

3.       TO VOTE UPON THE RATIFICATION OF THE ISSUANCES OF EMPLOYMENT-ISSUED
         STOCK OPTIONS FOR 200,000 SHARES OF COMMON STOCK.

                  FOR               [        ]
                                     --------
                  AGAINST           [        ]
                                     --------
                  ABSTAIN           [        ]
                                     --------

4.       TO RATIFY THE SELECTION OF J.H. COHN LLP AS OUR INDEPENDENT REGISTERED
         PUBLIC ACCOUNTING FIRM THE FISCAL YEAR ENDING JUNE 30, 2006.

                  FOR               [        ]
                                     --------
                  AGAINST           [        ]
                                     --------
                  ABSTAIN           [        ]
                                     --------

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on November 28, 2005 are entitled to notice of and to vote at the meeting.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature  ________________________  Date:____________

Signature  ________________________  Date:____________

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.